[ZURICH LIFE LETTERHEAD]

VIA EDGAR

February 18, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Annuity Separate Account

("Variable Annuity Separate Account")

File No. 811-3199

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Annuity Separate Account referenced above for the Scudder Destinations Variable Annuity product ("Destinations"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Annuity Separate Account for Destinations. Because the most recent annual reports of the underlying funds have been filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Annuity Separate Account for Scudder ZS4 includes the following underlying fund options:

The Alger American Fund

Credit Suisse Trust

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

Please call the undersigned at 847-874-7375 if you have any questions or comments.

Yours truly,

/s/ Allen Reed

Allen Reed

Vice President &

Assistant General Counsel